Non-cash items	6 Months Ended
Feb. 28, 2025
Non-cash Items
Non-cash items

22.	Non-cash items

	Six months ended February 28, 2025	Six months ended February 29, 2025
Depreciation	$1,515	$944
Change in fair value of derivative financial instruments (Note 12)	(1,658)	(1,799)
Share-based compensation expense (Note 14)	1,513	1,350
Accretion of provision for reclamation	71	54
Deferred income tax expense (Note 8)	1,708	1,704
Accretion of lease liabilities (Note 10)	158	2
Deferred revenue (Note 9)	1,068	84
Accretion of deferred revenue (Note 9)	196	241
Foreign exchange losses	72	164
Financing costs expensed (Note 5)	953	—
VAT impaired	20	—
Total non-cash items	$5,616	$2,744

For the three and six months ended February 28, 2025, an increase in amounts payable and accrued liabilities related to purchase of mineral property, plant and equipment was $0.2 million and $0.3 million (February 29, 2024 – increase of $1.3 million and $0.7 million, respectively).